Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:
Mark C. Layton	Todd Fromer / Garth Russell
Chief Executive Officer	Investor Relations
or Thomas J. Madden	KCSA Strategic Communications
Chief Financial Officer	(212) 896-1215 / (212) 896-1250
(972) 881-2900	tfromer@kcsa.com / grussell@kcsa.com

PFSweb Reports Fourth Quarter and Year-End 2011 Results

Record Service Fee Revenue and Adjusted EBITDA for December Quarter

Service Fee revenue increases 50% in 4Q 2011 compared to prior year

PLANO, Texas, March 22, 2012 — PFSweb, Inc. (Nasdaq: PFSW), an international provider of end-to-end web commerce solutions, today announced its financial results for the fourth quarter and year ended December 31, 2011.

“We are pleased to report that our Service Fee business segment reported record revenue for the December 2011 quarter of $32.5 million, an increase of 50% compared to the prior year,” stated Mark Layton, Chairman and Chief Executive Officer of PFSweb. “On a year-to-date basis, service fee revenues were $95.3 million in 2011, an increase of 35% compared to the prior year. The strong increases for the 2011 fourth quarter and yearly results were attributable to organic growth of existing clients as well as new client programs launched during the year, and included the benefit of strong holiday season ecommerce activity of our clients.”

“Our Adjusted EBITDA for the December quarter was a record $3.9 million, resulting in Adjusted EBITDA of $6.1 million for calendar 2011, which was within our guidance for the year. Our gross margin and SG&A results were impacted both during the fourth quarter and during the full year by certain infrastructure investments and expenses to support our growth, including incremental costs related to promotional sales events on clients’ e-commerce sites,” continued Mr. Layton.

Summary of consolidated results for the fourth quarter ended December 31, 2011:

•	Total revenue increased 15% to $87.5 million for the fourth quarter of 2011, compared to $76.3 million for fourth quarter of 2010;

•	Service Fee revenue increased 50% to $32.5 million, compared to $21.7 million for the same period in 2010;

•	Adjusted EBITDA (as defined) was $3.9 million for the fourth quarter of 2011, compared to $2.6 million for the same period in 2010;

•

Net income was $0.8 million, or $0.06 per basic and diluted share, compared to a net loss of $2.7 million, or $0.22 per basic and diluted share, for the fourth quarter of 2010. Net income for the fourth quarter of 2011 included approximately $0.2 million of relocation related costs. Net income for the fourth quarter of 2011 also included a $0.3 million loss from discontinued operations related to eCOST.com, compared to a $3.2 million loss from discontinued operations related to eCOST.com for the same period last year;

•

Non-GAAP net income (as defined) was $1.4 million, or $0.11 per basic and diluted share, compared to Non-GAAP net income of $0.7 million, or $0.05 per basic and diluted share, for the quarter ended December 31, 2010;

•	Total cash, cash equivalents and restricted cash was $18.5 million as of December 31, 2011, compared to $20.3 million as of December 31, 2010.

Summary of consolidated results for the year ended December 31, 2011:

•	Total revenue increased 9% to $298.8 million, compared to $274.5 million for the year ended December 31, 2010;

•	Service Fee revenue increased 35% to $95.3 million, compared to $70.6 million for the year ended December 31, 2010;

•	Service Fee equivalent revenue (as defined) increased 29% to $107.1 million, compared to $82.8 million for the year ended December 31, 2010;

•	Adjusted EBITDA (as defined) was $6.1 million, compared to $5.5 million for the year ended December 31, 2010;

•

Net loss was $4.6 million, or $0.36 per basic and diluted share, compared to net loss of $7.4 million or $0.65 per basic and diluted share, for the year ended December 31, 2010. Net loss for 2011 included approximately $0.5 million of relocation related costs. Net loss for the year 2011 also included a $0.9 million loss from discontinued operations related to eCOST.com, compared to a $4.0 million loss from discontinued operations related to eCOST.com in the same period last year;

•

Non-GAAP net loss (as defined) was $2.3 million, or $0.18 per basic and diluted share, compared to a Non-GAAP net loss of $1.9 million, or $0.17 per basic and diluted share, for the year ended December 31, 2010.

“Our new business pipeline remains strong and we currently anticipate continued service fee revenue growth in 2012. We are currently targeting 10 to 15 new client programs to be implemented or signed during the year, the growth from which will be partially offset by approximately 3 to 6 client programs that we currently expect will conclude or significantly reduce operations during 2012. Also, we expect further reductions in product revenue due to the impact of a reorganization by our largest client relationship in this segment. On an overall basis, we are currently targeting a year-over-year increase in service fee equivalent revenue (as defined) of approximately 20% in 2012. While we continue to make investments to support our growth, we are targeting an improved consolidated Adjusted EBITDA performance for 2012 to approximately $8 million to $10 million,” Mr. Layton concluded.

Conference Call Information

Management will host a conference call at 11:00 am Eastern Time (10:00 am Central Time) on Thursday, March 22, 2012, to discuss the latest corporate developments and results. To listen to the call, please dial (888) 562-3356 and enter the pin number 55437082 at least five minutes before the scheduled start time. Investors can also access the call in a “listen only” mode via the Internet at the Company’s website, www.pfsweb.com. Please allow extra time prior to the call to visit the site and download any necessary audio software.

A digital replay of the conference call will be available through April 22, 2012 at (855) 859-2056, pin number 55437082. The replay also will be available at the Company’s website for a limited time.

Non-GAAP Financial Measures

This news release may contain certain non-GAAP measures, including non-GAAP net income (loss), Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”), Adjusted EBITDA and Service Fee Equivalent Revenue.

Non-GAAP net income (loss) represents net income (loss) calculated in accordance with U.S. GAAP as adjusted for the impact of non-cash stock-based compensation expense, income (loss) from discontinued operations and executive disability benefits.

EBITDA represents earnings (or losses) before income (loss) from discontinued operations, interest, income taxes, depreciation, and amortization. Adjusted EBITDA further eliminates the effect of stock-based compensation, executive disability benefits and certain relocation related costs.

Service Fee Equivalent Revenue represents service fee revenue plus the gross profit earned on product revenue.

Non-GAAP net income (loss), EBITDA, Adjusted EBITDA and Service Fee Equivalent Revenue are used by management, analysts, investors and other interested parties in evaluating our operating performance compared to that of other companies in our industry. The calculation of non-GAAP net income (loss) eliminates the effect of stock-based compensation, income (loss) from discontinued operations and executive disability benefits and EBITDA and Adjusted EBITDA further eliminate the effect of financing, income taxes, the accounting effects of capital spending and certain relocation related costs, which items may vary from different companies for reasons unrelated to overall operating performance. Service Fee Equivalent Revenue allows client contracts with similar operational support models but different financial models to be combined as if all contracts were being operated on a service fee revenue basis.

PFSweb believes these non-GAAP measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of its core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the GAAP results in the attached tables.

About PFSweb, Inc.

Iconic brands engage PFSweb to enable their eCommerce initiatives. PFSweb’s End2End eCommerce® solution includes interactive marketing services, robust eCommerce technology, global fulfillment and logistics, high-touch customer care, financial services, and order management. PFSweb’s eCommerce solutions provide international reach and expertise in both direct-to-consumer and business-to-business initiatives, supporting organizations across multiple industries including Procter & Gamble, L’Oreal, LEGO, Columbia Sportswear, Sorel, Carter’s, Lucky Brand Jeans, kate spade new york, Juicy Couture, AAFES, Riverbed, Ricoh, Hawker Beechcraft Corp, Roots Canada Ltd. and Xerox. PFSweb is headquartered in Plano, TX with additional locations in Tennessee, Mississippi, Canada, Belgium, and the Philippines.

To find out more about PFSweb, Inc. (NASDAQ: PFSW), visit the company’s website at http://www.pfsweb.com.

The matters discussed herein consist of forward-looking information under the Private Securities Litigation Reform Act of 1995 and is subject to and involves risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. PFSweb’s Annual Report on Form 10-K for the year ended December 31, 2010 and Quarterly Report on Form 10-Q for the nine months ended September 30, 2011 identify certain factors that could cause actual results to differ materially from those projected in any forward looking statements made and investors are advised to review the Annual and Quarterly Reports and the Risk Factors described therein. PFSweb undertakes no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future. There may be additional risks that we do not currently view as material or that are not presently known.

(Financial Tables Below)

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidated Statements of Operations (A)

(In Thousands, Except Per Share Data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2011	2010	2011	2010
REVENUES:
Product revenue, net	$40,442	$46,021	$162,447	$174,613
Service fee revenue	32,526	21,688	95,345	70,636
Pass-thru revenue	14,530	8,605	40,974	29,267

Total revenues	87,498	76,314	298,766	274,516

COSTS OF REVENUES:
Cost of product revenue	37,557	43,108	150,738	162,485
Cost of service fee revenue	24,510	15,722	71,751	51,144
Cost of pass-thru revenue	14,530	8,605	40,974	29,267

Total costs of revenues	76,597	67,435	263,463	242,896

Gross profit	10,901	8,879	35,303	31,620
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	9,409	8,020	37,512	33,611

Loss from operations	1,492	859	(2,209)	(1,991)
INTEREST EXPENSE, NET	316	202	1,085	940

Income (loss) before income taxes	1,176	657	(3,294)	(2,931)
INCOME TAX PROVISION	93	210	380	463

INCOME (LOSS) FROM CONTINUING OPERATIONS	1,083	447	(3,674)	(3,394)
LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX	(323)	(3,192)	(892)	(3,975)

NET INCOME (LOSS)	$760	$(2,745)	$(4,566)	$(7,369)

NON-GAAP INCOME (LOSS)	$1,430	$673	$(2,272)	$(1,935)

NET INCOME (LOSS) PER SHARE:
Basic	$0.06	$(0.22)	$(0.36)	$(0.65)

Diluted	$0.06	$(0.22)	$(0.36)	$(0.65)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic	12,764	12,237	12,574	11,310

Diluted	12,909	12,237	12,574	11,310

EBITDA	$3,261	$2,326	$4,135	$4,069

ADJUSTED EBITDA	$3,852	$2,552	$6,085	$5,528

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2010.

PFSweb, Inc. and Subsidiaries

Reconciliation of certain Non-GAAP Items to GAAP

(In Thousands, Except Per Share Data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2011	2010	2011	2010
NET INCOME (LOSS)	$760	$(2,745)	$(4,566)	$(7,369)
Loss from discontinued operations, net of tax	323	3,192	892	3,975
Income tax expense	93	210	380	463
Interest expense	316	202	1,085	940
Depreciation and amortization	1,769	1,467	6,344	6,060

EBITDA	$3,261	$2,326	$4,135	$4,069
Stock-based compensation	347	226	1,402	809
Executive disability benefits	—	—	—	650
Relocation related costs	244	—	548	—

ADJUSTED EBITDA	$3,852	$2,552	$6,085	$5,528

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2011	2010	2011	2010
NET INCOME (LOSS)	$760	$(2,745)	$(4,566)	$(7,369)
Loss from discontinued operations, net of tax	323	3,192	892	3,975
Stock-based compensation	347	226	1,402	809
Executive disability benefits	—	—	—	650

NON-GAAP INCOME (LOSS)	$1,430	$673	$(2,272)	$(1,935)

NET INCOME (LOSS) PER SHARE:
Basic	$0.06	$(0.22)	$(0.36)	$(0.65)

Diluted	$0.06	$(0.22)	$(0.36)	$(0.65)

NON-GAAP INCOME (LOSS) Per Share:
Basic	$0.11	$0.05	$(0.18)	$(0.17)

Diluted	$0.11	$0.05	$(0.18)	$(0.17)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2011	2010	2011	2010
TOTAL REVENUES	$87,498	$76,314	$298,766	$274,516
Pass-thru revenue	(14,530)	(8,605)	(40,974)	(29,267)
Cost of product revenue	(37,557)	(43,108)	(150,738)	(162,485)

SERVICE FEE REVENUE EQUIVALENT	$35,411	$24,601	$107,054	$82,764

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidated Balance Sheets

(In Thousands, Except Share Data)

	December 31,	December 31,
	2011	2010
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$17,695	$18,430
Restricted cash	827	1,853
Accounts receivable, net of allowance for doubtful accounts of $663 and $754 at December 31, 2011 and December 31, 2010, respectively	52,679	41,438
Inventories, net of reserves of $1,555 and $1,561 at December 31, 2011 and December 31, 2010, respectively	30,487	35,161
Assets of discontinued operations	—	2,776
Other receivables	11,915	14,539
Prepaid expenses and other current assets	4,697	3,580

Total current assets	118,300	117,777

PROPERTY AND EQUIPMENT, net	14,945	9,124
ASSETS OF DISCONTINUED OPERATIONS	—	1,126
OTHER ASSETS	3,127	2,203

Total assets	136,372	130,230

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$23,939	$18,320
Trade accounts payable	48,544	55,692
Deferred revenue	6,766	5,254
Accrued expenses	18,657	15,870

Total current liabilities	97,906	95,136

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	3,583	2,136
OTHER LIABILITIES	6,809	3,608

Total liabilities	108,298	100,880

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Preferred stock, $1.00 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.001 par value; 35,000,000 shares authorized; 12,782,907 and 12,255,064 shares issued at December 31, 2011 and December 31, 2010, respectively; and 12,764,546 and 12,236,703 outstanding as of December 31, 2011 and December 31, 2010, respectively	13	12
Additional paid-in capital	104,645	101,229
Accumulated deficit	(77,898)	(73,332)
Accumulated other comprehensive income	1,399	1,526
Treasury stock at cost, 18,361 shares	(85)	(85)

Total shareholders’ equity	28,074	29,350

Total liabilities and shareholders’ equity	$136,372	$130,230

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended December 31, 2011

(In Thousands)

	PFSweb	Business & Retail Connect	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$40,442	$—	$—	$40,442
Service fee revenue	32,526	—	—	—	32,526
Service fee revenue - affiliate	1,732	—	—	(1,732)	—
Pass-thru revenue	14,530	—	—	—	14,530

Total revenues	48,788	40,442	—	(1,732)	87,498

COSTS OF REVENUES:
Cost of product revenue	—	37,557	—	—	37,557
Cost of service fee revenue	25,463	—	—	(953)	24,510
Cost of pass-thru revenue	14,530	—	—	—	14,530

Total costs of revenues	39,993	37,557	—	(953)	76,597

Gross profit	8,795	2,885	—	(779)	10,901
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	7,918	2,270	—	(779)	9,409

Income from operations	877	615	—	—	1,492
INTEREST EXPENSE, NET	6	310	—	—	316

Income before income taxes	871	305	—	—	1,176
INCOME TAX PROVISION (BENEFIT)	(51)	144	—	—	93

INCOME FROM CONTINUING OPERATIONS	922	161	—	—	1,083
LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX	—	—	(323)		(323)

NET INCOME (LOSS)	$922	$161	$(323)	$—	$760

NON-GAAP NET INCOME	$1,269	$161	$—	$—	$1,430

EBITDA	$2,629	$632	$—	$—	$3,261

ADJUSTED EBITDA	$3,220	$632	$—	$—	$3,852

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$922	$161	$(323)	$—	760
Loss from discontinued operations, net of tax	—	—	323	—	323
Income tax expense (benefit)	(51)	144	—	—	93
Interest expense , net	6	310	—	—	316
Depreciation and amortization	1,752	17	—	—	1,769

EBITDA	$2,629	$632	$—	$—	$3,261
Stock-based compensation	347	—	—	—	347
Move related costs	244				244

ADJUSTED EBITDA	$3,220	$632	$—	$—	$3,852

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME follows:

NET INCOME (LOSS)	$922	$161	$(323)	$—	$760
Loss from discontinued operations, net of tax	—	—	323	—	323
Stock-based compensation	347	—	—	—	347

NON-GAAP NET INCOME	$1,269	$161	$—	$—	$1,430

Note:	Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships. PFSweb and PFSweb Retail Connect include certain ongoing activity formerly reported as eCOST.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Twelve Months Ended December 31, 2011

(In Thousands)

	PFSweb	Business & Retail Connect	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$162,447	$—	$—	$162,447
Service fee revenue	95,345	—	—	—	95,345
Service fee revenue - affiliate	6,501	—	—	(6,501)	—
Pass-thru revenue	40,976	—	—	(2)	40,974

Total revenues	142,822	162,447	—	(6,503)	298,766

COSTS OF REVENUES:
Cost of product revenue	—	150,738	—	—	150,738
Cost of service fee revenue	74,367	—	—	(2,616)	71,751
Cost of pass-thru revenue	40,976	—	—	(2)	40,974

Total costs of revenues	115,343	150,738	—	(2,618)	263,463

Gross profit	27,479	11,709	—	(3,885)	35,303
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	32,892	8,505	—	(3,885)	37,512

Income (loss) from operations	(5,413)	3,204	—	—	(2,209)
INTEREST EXPENSE (INCOME), NET	(140)	1,225	—	—	1,085

Income (loss) before income taxes	(5,273)	1,979	—	—	(3,294)
INCOME TAX PROVISION (BENEFIT)	(401)	781	—	—	380

INCOME (LOSS) FROM CONTINUING OPERATIONS	(4,872)	1,198	—	—	(3,674)
LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX	—	—	(892)		(892)

NET INCOME (LOSS)	$(4,872)	$1,198	$(892)	$—	$(4,566)

NON-GAAP NET INCOME (LOSS)	$(3,470)	$1,198	$—	$—	$(2,272)

EBITDA	$892	$3,243	$—	$—	$4,135

ADJUSTED EBITDA	$2,842	$3,243	$—	$—	$6,085

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(4,872)	$1,198	$(892)	$—	(4,566)
Loss from discontinued operations, net of tax	—	—	892	—	892
Income tax expense (benefit)	(401)	781	—	—	380
Interest expense (income)	(140)	1,225	—	—	1,085
Depreciation and amortization	6,305	39	—	—	6,344

EBITDA	$892	$3,243	$—	$—	$4,135
Stock-based compensation	1,402	—	—	—	1,402
Relocation related costs	548				548

ADJUSTED EBITDA	$2,842	$3,243	$—	$—	$6,085

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(4,872)	$1,198	$(892)	$—	$(4,566)
Loss from discontinued operations, net of tax	—	—	892	—	892
Stock-based compensation	1,402	—	—	—	1,402

NON-GAAP NET INCOME (LOSS)	$(3,470)	$1,198	$—	$—	$(2,272)

Note:	Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships. PFSweb and PFSweb Retail Connect include certain ongoing activity formerly reported as eCOST.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended December 31, 2010

(In Thousands)

	PFSweb	Business & Retail Connect	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$46,021	$—	$—	$46,021
Service fee revenue	21,688	—	—	—	21,688
Service fee revenue - affiliate	1,701	—	—	(1,701)	—
Pass-thru revenue	8,612	—	—	(7)	8,605

Total revenues	32,001	46,021	—	(1,708)	76,314

COSTS OF REVENUES:
Cost of product revenue	—	43,108	—	—	43,108
Cost of service fee revenue	16,328	—	—	(606)	15,722
Cost of pass-thru revenue	8,612	—	—	(7)	8,605

Total costs of revenues	24,940	43,108	—	(613)	67,435

Gross profit	7,061	2,913	—	(1,095)	8,879
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	6,893	2,222	—	(1,095)	8,020

Income from operations	168	691	—	—	859
INTEREST EXPENSE (INCOME), NET	(79)	281	—	—	202

Income before income taxes	247	410	—	—	657
INCOME TAX PROVISION	51	159	—	—	210

INCOME FROM CONTINUING OPERATIONS	196	251	—	—	447
LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX	—	—	(3,192)		(3,192)

NET INCOME (LOSS)	$196	$251	$(3,192)	$—	$(2,745)

NON-GAAP NET INCOME	$422	$251	$—	$—	$673

EBITDA	$1,628	$698	$—	$—	$2,326

ADJUSTED EBITDA	$1,854	$698	$—	$—	$2,552

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:
NET INCOME (LOSS)	$196	$251	$(3,192)	$—	(2,745)
Loss from discontinued operations, net of tax	—	—	3,192	—	3,192
Income tax expense	51	159	—	—	210
Interest expense (income)	(79)	281	—	—	202
Depreciation and amortization	1,460	7	—	—	1,467

EBITDA	$1,628	$698	$—	$—	$2,326
Stock-based compensation	226	—	—	—	226

ADJUSTED EBITDA	$1,854	$698	$—	$—	$2,552

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME follows:

NET INCOME (LOSS)	$196	$251	$(3,192)	$—	$(2,745)
Loss from discontinued operations, net of tax	—	—	3,192	—	3,192
Stock-based compensation	226	—	—	—	226

NON-GAAP NET INCOME	$422	$251	$—	$—	$673

Note:	Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships. PFSweb and PFSweb Retail Connect include certain ongoing activity formerly reported as eCOST.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Twelve Months Ended December 31, 2010

(In Thousands)

	PFSweb	Business & Retail Connect	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$174,613	$—	$—	$174,613
Service fee revenue	70,636	—	—	—	70,636
Service fee revenue - affiliate	6,622	—	—	(6,622)	—
Pass-thru revenue	29,294	—	—	(27)	29,267

Total revenues	106,552	174,613	—	(6,649)	274,516

COSTS OF REVENUES:
Cost of product revenue	—	162,485	—	—	162,485
Cost of service fee revenue	53,543	—	—	(2,399)	51,144
Cost of pass-thru revenue	29,294	—	—	(27)	29,267

Total costs of revenues	82,837	162,485	—	(2,426)	242,896

Gross profit	23,715	12,128	—	(4,223)	31,620
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	29,158	8,676	—	(4,223)	33,611

Income (loss) from operations	(5,443)	3,452	—	—	(1,991)
INTEREST EXPENSE (INCOME), NET	(257)	1,197	—	—	940

Income (loss) before income taxes	(5,186)	2,255	—	—	(2,931)
INCOME TAX PROVISION (BENEFIT)	(355)	818	—	—	463

INCOME (LOSS) FROM CONTINUING OPERATIONS	(4,831)	1,437	—	—	(3,394)
LOSS FROM DISCONTINUED OPERATIONS, NET OF TAX	—	—	(3,975)		(3,975)

NET INCOME (LOSS)	$(4,831)	$1,437	$(3,975)	$—	$(7,369)

NON-GAAP NET INCOME (LOSS)	$(3,372)	$1,437	$—	$—	$(1,935)

EBITDA	$589	$3,480	$—	$—	$4,069

ADJUSTED EBITDA	$2,048	$3,480	$—	$—	$5,528

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(4,831)	$1,437	$(3,975)	$—	(7,369)
Loss from discontinued operations, net of tax	—	—	3,975	—	3,975
Income tax expense (benefit)	(355)	818	—	—	463
Interest expense (income)	(257)	1,197	—	—	940
Depreciation and amortization	6,032	28	—	—	6,060

EBITDA	$589	$3,480	$—	$—	$4,069
Stock-based compensation	809	—	—	—	809
Executive disability benefit	650				650

ADJUSTED EBITDA	$2,048	$3,480	$—	$—	$5,528

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(4,831)	$1,437	$(3,975)	$—	$(7,369)
Loss from discontinued operations, net of tax	—	—	3,975	—	3,975
Stock-based compensation	809	—	—	—	809
Executive disability benefit	650	—	—	—	650

NON-GAAP NET INCOME (LOSS)	$(3,372)	$1,437	$—	$—	$(1,935)

Note:	Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships. PFSweb and PFSweb Retail Connect include certain ongoing activity formerly reported as eCOST.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of December 31, 2011

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$12,818	$4,877	$—	$17,695
Restricted cash	138	689	—	827
Accounts receivable, net	35,881	17,133	(335)	52,679
Inventories, net	—	30,487	—	30,487
Other receivables	—	11,915	—	11,915
Prepaid expenses and other current assets	3,273	1,424	—	4,697

Total current assets	52,110	66,525	(335)	118,300

PROPERTY AND EQUIPMENT, net	14,884	61	—	14,945
RECEIVABLE/INVESTMENT IN AFFILIATES	13,130	—	(13,130)	—
OTHER ASSETS	2,973	154	—	3,127

Total assets	83,097	66,740	(13,465)	136,372

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$13,918	$10,021	$—	$23,939
Trade accounts payable	12,089	36,790	(335)	48,544
Accrued expenses	18,747	6,676	—	25,423

Total current liabilities	44,754	53,487	(335)	97,906
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	3,513	70	—	3,583
PAYABLE TO AFFILIATES	—	22,495	(22,495)	—
OTHER LIABILITIES	6,809	—	—	6,809

Total liabilities	55,076	76,052	(22,830)	108,298

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	13	19	(19)	13
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	104,645	28,059	(28,059)	104,645
Retained earnings (accumulated deficit)	(77,950)	(40,446)	40,498	(77,898)
Accumulated other comprehensive income	1,398	2,056	(2,055)	1,399
Treasury stock	(85)	—	—	(85)

Total shareholders’ equity	28,021	(9,312)	9,365	28,074

Total liabilities and shareholders’ equity	$83,097	$66,740	$(13,465)	$136,372

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of December 31, 2010

(In Thousands)

		Supplies
	PFSweb	Distributors	eCOST	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$13,471	$3,110	$1,849	$—	$18,430
Restricted cash	777	884	192	—	1,853
Accounts receivable, net	21,234	19,524	987	(307)	41,438
Inventories, net	—	35,161	—	—	35,161
Assets of discontinued operations	—	—	2,776	—	2,776
Other receivables	—	13,822	717	—	14,539
Prepaid expenses and other current assets	2,006	1,469	105	—	3,580

Total current assets	37,488	73,970	6,626	(307)	117,777

PROPERTY AND EQUIPMENT, net	8,861	22	241	—	9,124
RECEIVABLE/INVESTMENT IN AFFILIATES	14,255	—	—	(14,255)	—
ASSETS OF DISCONTINUED OPERATIONS	—	—	1,126	—	1,126
OTHER ASSETS	2,013	—	190	—	2,203

Total assets	62,617	73,992	8,183	(14,562)	130,230

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$8,332	$9,953	$35	$—	$18,320
Trade accounts payable	6,356	44,896	4,747	(307)	55,692
Accrued expenses	12,994	6,260	1,870	—	21,124

Total current liabilities	27,682	61,109	6,652	(307)	95,136
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	2,031	—	105	—	2,136
PAYABLE TO AFFILIATES	—	4,255	18,490	(22,745)	—
OTHER LIABILITIES	3,608	—	—	—	3,608

Total liabilities	33,321	65,364	25,247	(23,052)	100,880

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	12	—	19	(19)	12
Capital contributions	—	1,000	—	(1,000)	—
Additional paid-in capital	101,229	—	28,059	(28,059)	101,229
Retained earnings (accumulated deficit)	(73,387)	5,410	(45,148)	39,793	(73,332)
Accumulated other comprehensive income	1,527	2,218	6	(2,225)	1,526
Treasury stock	(85)	—	—	—	(85)

Total shareholders’ equity	29,296	8,628	(17,064)	8,490	29,350

Total liabilities and shareholders’ equity	$62,617	$73,992	$8,183	$(14,562)	$130,230

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